Exhibit 99.1

Soho House & Co Inc. Signs Definitive Take-Private Agreement

Shareholders to receive $9.00 per share in cash, an 83% premium to the unaffected share price

Existing shareholders including Ron Burkle and Yucaipa to roll controlling equity interest in the Company

MCR Investors to make meaningful new money investment. Apollo to provide financing through a customized hybrid capital solution, with Goldman Sachs Alternatives continuing its financial support.

LONDON, U.K., AUGUST 18, 2025 – Soho House & Co Inc. (NYSE: SHCO) (“SHCO”, “Company”, “we” or “our), the global membership platform that connects a vibrant, diverse, and international group of members, today announced that it has entered into definitive agreements pursuant to which an investor group led by MCR and its Chairman and CEO Tyler Morse will acquire the outstanding shares of Soho House not held by certain significant shareholders. SHCO Executive Chairman Ron Burkle and the Yucaipa Companies LLC (“Yucaipa”) will roll their controlling equity interests in the Company and retain majority control of the business.

Holders of common stock of the Company will receive $9.00 per share in cash, a premium of approximately 83% over the closing stock price as of December 18, 2024, the last trading day prior to Soho House’s announcement of receipt of the offer. The offer implies a total enterprise value of approximately $2.7 billion for SHCO.

Transaction Details

Under the terms of the agreements, MCR, the third largest hotel owner-operator in the United States, will become a shareholder of SHCO and Tyler Morse will join the Company’s Board of Directors as Vice Chairman.

MCR’s portfolio includes iconic assets such as the TWA Hotel at JFK Airport, The High Line Hotel and the Gramercy Park Hotel in New York City and the BT Tower in London. MCR’s cloud-based hospitality software assets include property management system Stayntouch and hotel operations software Optii. MCR’s hotels are frequently featured in Travel + Leisure’s World’s Best Hotels and Condé Nast Traveler’s Readers’ Choice Awards. MCR was also named one of Fast Company’s 10 Most Innovative Travel Companies.

Funds managed by affiliates of Apollo (“Apollo Funds”) are supporting the transaction through a hybrid capital solution, by providing additional capital in the form of debt and common equity, a portion of proceeds will be used to refinance the Company’s existing Senior Secured Notes.

Further new equity capital will be provided by a consortium of strategic investors led by prominent technology investor Ashton Kutcher, who will also join the Company’s Board of Directors following completion of the transaction.

Existing significant shareholders including Richard Caring, Nick Jones and Goldman Sachs Alternatives, will roll the majority of their shares of the common stock of the Company. Goldman Sachs Alternatives is also committing additional capital. Hybrid Capital at Goldman Sachs Alternatives has been invested in Soho House since 2021 and will continue to support the business through this transaction.

As previously announced in December 2024, SHCO’s Board of Directors formed a Special Committee (the “Special Committee”), comprised solely of independent directors and advised by its own independent legal and financial advisors. Upon the unanimous recommendation of the Special Committee, the Board of Directors unanimously approved the proposed transaction.

Eric Deardorff, Chairman of the Special Committee, said:

“After detailed consideration by the Special Committee with the assistance of our outside financial and legal advisors, we determined that the $9.00 per share in cash consideration delivers meaningful and immediate value to stockholders. We look forward to working with the teams at the Company and the various financing sources to complete the merger.”

Andrew Carnie, CEO of Soho House & Co, said:

“This transaction reflects the strong confidence our existing and incoming shareholders have in the future of Soho House & Co., and the transformation we’ve led since becoming a public company. Since our IPO in 2021, we’ve focused on building a stronger, more resilient business. Against a backdrop of challenging economic conditions and global uncertainty, from 2022-2024 we delivered consistent, disciplined growth with revenue increasing at an average annual rate of double digit growth, and Adjusted EBITDA growing at over 50% annually during the same period.”

“We’ve expanded our global footprint, welcoming new members into Houses in creative and culturally important cities such as São Paulo, Mexico City, Nashville, and Paris — while continuing to build strong connections with members and invest in Houses that we’ve called home for many years. Behind the scenes, we’ve embarked on a significant transformation of our finance and operational systems, giving us the tools to scale efficiently and position the business for long-term success.”

“Returning to private ownership enables us to build on this momentum, with the support of world class hospitality and investment partners. I’m incredibly proud of what our teams have accomplished and am excited about our future, as we continue to be guided by our members and grounded in the spirit that makes Soho House so special.”

Tyler Morse, Chairman & CEO of MCR, said:

“Soho House is a place of creative connection, where freedom of expression and character thrive. All of us at MCR are excited to be part of the Soho House journey, helping to create more experiences, interactions and memories alongside friends and members. We have long admired Soho House for bringing together cultures from around the world into a global network of 46 Houses, and we look forward to the continued growth of that fabric, starting with four new Houses opening soon.”

“MCR’s investment in Soho House represents a strategic opportunity to combine our operational expertise with one of the most distinctive brands in hospitality. Our shared goal is to safeguard the member experience, drive sustainable international growth for House members, and protect and expand the cultural and creative foundation that has made Soho House a global industry leader. Together, we are confident in our ability to deliver long-term value for members, employees and shareholders alike.”

Reed Rayman, Partner and Deputy Head of Hybrid at Apollo, said:

“Soho House is a globally renowned brand with a talented management team and exciting growth prospects. We are pleased to leverage our scale and flexibility to provide a highly customized capital solution to support this transaction. This is a prime example of Apollo’s hybrid capital at work, flexing across both debt and equity and working closely with the Company and its investors to craft a structured solution at scale.”

Beat Cabiallavetta, Global Head of Hybrid Capital at Goldman Sachs Alternatives, said:

“We look forward to our continued partnership with Soho House. The company has established itself as a leading global membership platform, with a differentiated offering and strong track record. We are excited to support the next stage of Soho House’s development in partnership with its management team and shareholders.”

The proposed transaction is expected to close by the end of 2025, subject to regulatory approvals and other closing conditions, including the approval of the transaction by a majority of the votes cast by stockholders other than the new investors, the rollover stockholders, the Company’s directors and executive officers and their respective affiliates.

Upon completion of the proposed transaction, SHCO’s common stock will cease trading on the New York Stock Exchange.

Advisors:

Citi is serving as financial advisor to the Company and Sidley Austin LLP is serving as legal counsel to the Company.

Morgan Stanley & Co. LLC is serving as financial advisor to the Special Committee and Fried, Frank, Harris, Shriver & Jacobson LLP and Morris, Nichols, Arsht & Tunnell LLP are serving as legal counsel to the Special Committee.

Gibson, Dunn & Crutcher LLP is serving as legal counsel to the Apollo Funds.

Canaccord is serving as financial advisor to MCR.

Herbert Smith Freehills Kramer (US) LLP is serving as legal counsel to Richard Caring.

LionTree is serving as financial advisor to Ashton Kutcher.

About Soho House & Co:

Soho House & Co is a global membership platform of physical and digital spaces that connects a vibrant, diverse and global group of members. These members use Soho House to work, socialize, connect, create and flourish all over the world. We began with the opening of the first Soho House in 1995 and remain the only company to have scaled a private membership network with a global presence. Members around the world engage with Soho House through our global collection, as of June 29, 2025, of 46 Soho Houses, 8 Soho Works, Scorpios Beach Clubs in Mykonos and Bodrum, Soho Home – our interiors and lifestyle retail brand – and our digital channels. The Ned in London, New York and Doha, The LINE and Saguaro hotels in North America also form part of Soho House & Co’s wider portfolio. For more information, please visit www.sohohouseco.com

About MCR:

MCR is the 3rd largest hotel owner-operator in the United States. Founded in 2006, the firm, which has offices in New York City, London, Dallas, Chicago, and Richmond, Virginia, has a $5.0 billion portfolio of 150 premium-branded hotels operated under 31 brands. Today, MCR offers more than 25,000 guestrooms in 37 states and 107 cities. Its iconic hotels include the TWA Hotel at JFK Airport, The High Line Hotel in New York City and the Sheraton New York Times Square. MCR is also developing the Gramercy Park Hotel in New York City and the BT Tower in London. MCR was named one of Fast Company’s 10 Most Innovative Travel Companies — and was ranked by Newsweek as one of America’s Greatest Workplaces and America’s Greatest Workplaces for Women in 2025. MCR’s hotels are frequently featured in Travel + Leisure’s World’s Best Hotels and Condé Nast Traveler’s Readers’ Choice Awards. Consistently recognized for excellence in service and operations, MCR is the proud, three-time recipient of the Marriott Partnership Circle Award, the highest honor Marriott presents to its owner and franchise partners, and the Hilton Legacy Award for Top Performer. For the TWA Hotel, MCR won the Development of the Year (Full Service) Award at The Americas Lodging Investment Summit (ALIS), the Urban Land Institute New York Excellence in Hotel Development Award and the American Institute of Architects national Architecture Award, the highest honor given by the AIA. For more information, please visit www.mcrhotels.com

About Apollo:

Apollo is a high-growth, global alternative asset manager. In our asset management business, we seek to provide our clients excess return at every point along the risk-reward spectrum from investment grade credit to private equity. For more than three decades, our investing expertise across our fully integrated platform has served the financial return needs of our clients and provided businesses with innovative capital solutions for growth. Through Athene, our retirement services business, we specialize in helping clients achieve financial security by providing a suite of retirement savings products and acting as a solutions provider to institutions. Our patient, creative, and knowledgeable approach to investing aligns our clients, businesses we invest in, our employees, and the communities we impact, to expand opportunity and achieve positive outcomes. As of June 30, 2025, Apollo had $840 billion of assets under management. To learn more, please visit www.apollo.com.

About Goldman Sachs Alternatives:

Goldman Sachs (NYSE: GS) is one of the leading investors in alternatives globally, with over $500 billion in assets and more than 30 years of experience. The business invests in the full spectrum of alternatives, including private equity, growth equity, private credit, real estate, infrastructure, sustainability, and hedge funds. Clients access these solutions through direct strategies, customized partnerships, and open-architecture programs.

The business is driven by a focus on partnership and shared success with its clients, seeking to deliver long-term investment performance drawing on its global network and deep expertise across industries and markets.

The alternative investments platform is part of Goldman Sachs Asset Management, which delivers investment and advisory services across public and private markets for the world’s leading institutions, financial advisors and individuals. Goldman Sachs has approximately $3.3 trillion in assets under supervision globally as of June 30, 2025. Follow us on LinkedIn

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding our expected financial performance and operational performance for the remainder of fiscal 2025, as well as statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “should,” “anticipate” and similar statements of a future or forward-looking nature. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including important factors discussed under the caption “Risk Factors” in our annual report on form 10-K for the fiscal year ended December 29, 2024 and as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. In addition, we operate in rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements that we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this release are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. In addition, the forward-looking statements made in this release relate only to events or information as of the date on which the statements are made in this release. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events and statements.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company intends to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). The definitive version of the Proxy Statement will be sent to the stockholders of the Company seeking their approval of the proposed transaction and other related matters. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Company may also file other documents with the SEC regarding the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN AND ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents, including the Proxy Statement, the Schedule 13E-3 and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by the Company will be made available free of charge by accessing the Company’s website at www.sohohouseco.com or by contacting the Company by submitting a message at ir@sohohouseco.com.

Participants in the Solicitation:

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction under the rules of the SEC. Information about the interests of the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of stockholders of the Company in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement related to the proposed transaction, which will be filed with the SEC. Information about the directors and executive officers of the Company and their ownership of the Company common stock is also set forth in the Company’s definitive proxy statement in connection with its 2025 Annual Meeting of Stockholders, as filed with the SEC on April 28, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001846510/000114036125016070/ny20041589x1_def14a.htm. Information about the directors and executive officers of the Company, their ownership of the Company common stock, and the Company’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in the Company’s annual report on Form 10-K for the fiscal year ended December 29, 2024, which was filed with the SEC on March 31, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001846510/000095017025047906/shco-20241229.htm), and in the sections entitled “Executive and Director Compensation” and “Security Ownership of Certain Beneficial Owners and Management” included in the Company’s definitive proxy statement in connection with its 2025 Annual Meeting of Stockholders, as filed with the SEC on April 28, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001846510/000114036125016070/ny20041589x1_def14a.htm). Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed transaction will be included in the Proxy Statement, the Schedule 13E-3 and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the SEC’s website at www.sec.gov.